Supplement dated November 4, 2020
to the Prospectus dated August 28, 2020 for
Protective Investors Benefit Advisory Variable Annuity
Issued by
Protective Life Insurance Company
Protective Variable Annuity Separate Account

This Supplement amends certain information in your variable annuity contract (“Contract”) prospectus (the “Prospectus). Except as modified in this Supplement, all other terms of the Prospectus remain unchanged. Please read this Supplement carefully and keep it with your Prospectus for future reference. The following changes are effective as of November 4, 2020:

The following footnote connected with the “Example of Charges” section in the Prospectus on page 8 is replaced with the following:
(*) You may not annuitize your Contract within 3 years after we accept your most recent Purchase Payment. For more information, see “ANNUITY PAYMENTS, Annuity Date, Changing the Annuity Date.” The death benefit fee does not apply after the Annuity Date.

The following sentences are added as a new paragraph after the first paragraph of the “What are the Purchase Payments?” section on page 10 of the Prospectus:
1.No Purchase Payment will be accepted within 3 years of the Annuity Date then in effect. If you attempt to make a Purchase Payment within 3 years of the Annuity Date, we will reject the Purchase Payment, we will attempt to contact you or your financial adviser, and we will give you the option of changing your Annuity Date to a date three years or more after the Purchase Payment. If you elect to change your Annuity Date, we will allocate your Purchase Payment among the Investment Options based on your allocation instructions. If we are unable to contact you or your financial adviser, we will reject your Purchase Payment.

The following sentence is added after the first sentence in the “DESCRIPTION OF THE CONTRACT – Purchase Payments” section on page 28 of the Prospectus:
2.No Purchase Payment will be accepted within 3 years of the Annuity Date then in effect. If you attempt to make a Purchase Payment within 3 years of the Annuity Date, we will reject the Purchase Payment, we will attempt to contact you or your financial adviser, and we will give you the option of changing your Annuity Date to a date three years or more after the Purchase Payment. If you elect to change your Annuity Date, we will allocate your Purchase Payment among the Investment Options based on your allocation instructions. If we are unable to contact you or your financial adviser, we will reject your Purchase Payment.

The first paragraph of the “ANNUITY PAYMENTS – Annuity Date” section on page 63 of the Prospectus is replaced with the following:
On the Issue Date, the Annuity Date is the oldest Owner's or Annuitant's 95th birthday. You may elect a different Annuity Date, provided that it is no later than the oldest Owner's or Annuitant's 95th birthday (the "Maximum Annuity Date"). You may not choose an Annuity Date that is
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within 3 years after we accept your most recent Purchase Payment. Distributions from Qualified Contracts may be required before the Annuity Date.

The following sentences are added after the second sentence in the “ANNUITY PAYMENTS – Changing the Annuity Date” section on page 64 of the Prospectus:
You may not choose a new Annuity Date that is within 3 years after we accept your most recent Purchase Payment. You must also elect as your Annuity Option an Annuity Option that provides payments for (1) the life of the Annuitant, (2) the life of the Annuitant for a certain period, or (3) a certain period of no less than 10 years.

If you have any questions regarding this Prospectus Supplement, please contact us toll free at 1-800-456-6330. Please keep this Prospectus Supplement for future reference.
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